                                                                    EXHIBIT 99.1


NEWS RELEASE                                GENERAL GROWTH PROPERTIES, INC.
                                            110 North Wacker Drive
                                            Chicago, IL 60606
                                            (312) 960-5000
                                            FAX (312) 960-5463

FOR IMMEDIATE RELEASE                       CONTACT:   John Bucksbaum
---------------------
                                                       312/960-5005

                                                       Bernard Freibaum
                                                       312/960-5252

             GENERAL GROWTH PROPERTIES, INC. REPORTS RECORD RESULTS


CHICAGO, ILLINOIS, JANUARY 26, 2004 -- General Growth Properties, Inc. (NYSE:
GGP) today announced a 21.1% increase in Earnings per share - diluted (EPS) for fourth quarter 2003 and a 15.4% increase in fully-diluted Funds from Operations
(FFO) per share. For the full year, EPS increased 24.5% and FFO per share increased 22.9% over 2002.

"I am pleased to report that nearly eleven years after our initial public offering, General Growth Properties consistently delivers recurring profitability," said John Bucksbaum, chief executive officer, General Growth Properties. "We have worked hard during that time, continuously pursuing our vision of creating special places and experiences for our Consumers, Owners, Retailers and Employees (our C.O.R.E. customers). The last eleven years has seen us meld our people, our knowledge and all of the communities within our company into a strong working group, producing compounded FFO per share growth of 16%. For every $1.00 invested when GGP went public, a shareholder would, including reinvestment of dividends, have over $5.50 today."


FINANCIAL AND OPERATIONAL HIGHLIGHTS


     Due to the three-for-one stock split effective December 5, 2003, all share and per share amounts for all periods presented have been reflected on a post-split basis. In addition, to reflect changes in the treatment of rental revenues resulting from the acquisition of acquired below-market leases pursuant to SFAS No. 141 and SFAS No. 142 and to apply SFAS No.145 relating to debt extinguishment costs, FFO per share for 2002 has been adjusted to maintain comparability to the 2003 results.

     o EPS increased 21.1% in fourth quarter 2003 to $.46 versus $.38 for the comparable period in 2002. For the full year, EPS increased to $1.22 in 2003 from $.98 in 2002, an increase of 24.5%.

     o FFO per share, on a fully-diluted basis, grew 15.4% to $.75 in the fourth quarter of 2003, up from $.65 in the fourth quarter of 2002. FFO per fully-diluted share for full year 2003 was a record $2.31, up 22.9% from $1.88 in 2002. Total FFO for the quarter increased 21.3% to $205.9 million, from $169.7 million in last year's fourth quarter. For the twelve months ended December 31, 2003, total FFO increased 27.5% to $618.6 million, compared to $485.3 million for full year 2002.

         The application of SFAS No. 141 and 142 resulted in an increase of approximately $4.5 million in FFO or $.02 per fully-diluted share in fourth quarter 2003 and $23.5 million or $.09 per share for the full year.

     o For fiscal year 2004, the company currently estimates that FFO per fully-diluted share will be in the range of $2.56 to $2.66. The company intends to update this estimate quarterly in conjunction with its earnings releases.

     o Real estate property net operating income (NOI) increased 14.7% in the quarter to $333.4 million, from $290.8 million during the fourth quarter of 2002. For all of 2003, NOI increased 23.5% to $1.11 billion, up from $898.8 million in 2002.

     o Total pro rata revenues were $475.6 million for the quarter, an increase of 17.3%, compared to $405.6 million for the same period in 2002. Total pro rata revenues were $1.63 billion for full year 2003, or 25.7% above revenues of $1.30 billion for full year 2002.

     o Total tenant sales increased 3.0% for full year 2003 and comparable tenant sales increased 0.4% versus the same period last year.

     o Comparable center NOI increased by approximately 5.7% during fourth quarter 2003 compared to the same period last year.

     o Mall shop occupancy increased to 91.3% at the end of 2003, compared to 91.0% in 2002.

     o Sales for 2003 were $351 per square foot versus $355 per square foot in 2002.

     o Average rent per square foot for new/renewal leases signed for the year was $33.29 versus $36.00 for the same period in 2002. Average rent for all leases expiring in 2003 was $26.70 versus $29.90 in 2002.

     o In 2003, General Growth acquired 100% interests in 10 regional malls and additional ownership interests in seven malls, for total consideration of approximately $2.0 billion.

CONFERENCE CALL/WEBCAST

General Growth will host a live webcast of its conference call regarding this announcement on the company's web site, www.generalgrowth.com. This webcast will take place on Tuesday, January 27, at 10:00 a.m., Eastern Time (9:00 a.m. CT, 7:00 a.m. PT). The webcast can be accessed by selecting the conference call icon on the GGP home page.

General Growth Properties is the country's second largest shopping center owner, developer and manager of regional shopping malls. General Growth currently has ownership interest in, or management responsibility for, a portfolio of 171 regional shopping malls in 41 states. The company portfolio totals approximately 148 million square feet of retail space and includes over 16,000 retailers nationwide. A publicly traded Real Estate Investment Trust (REIT), General Growth Properties is listed on the New York Stock Exchange under the symbol GGP. For more information on General Growth Properties and its portfolio of malls, please visit the company web site at http://www.generalgrowth.com.

NON-GAAP SUPPLEMENTAL FINANCIAL MEASURES AND DEFINITIONS

FUNDS FROM OPERATIONS (FFO)

General Growth, consistent with real estate industry and investment community preferences, uses FFO as a supplemental measure of operating performance for a real estate investment trust (REIT). The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

The company considers FFO a supplemental measure for equity REITs and a complement to GAAP measures because it facilitates an understanding of the operating performance of the company's properties. FFO does not give effect to real estate depreciation and amortization since these amounts are computed to allocate the cost of a property over its useful life. Since values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, the company believes that FFO provides investors with a clearer view of the company's operating performance.

In order to provide a better understanding of the relationship between FFO and GAAP net income, a reconciliation of GAAP net income to FFO has been provided. FFO does not represent cash flow from operating activities in accordance with GAAP, should not be considered as an alternative to GAAP net income and is not necessarily indicative of cash available to fund cash needs. In addition, the company has presented FFO on a consolidated and pro rata basis as we believe that given the significance of the company's operations that are owned through investments accounted for on the equity method of accounting, the detail of the operations of our unconsolidated centers provides important insights into the income produced by such investments for the company as a whole.


REAL ESTATE PROPERTY NET OPERATING INCOME (NOI)


General Growth believes that Real Estate Property Net Operating Income (NOI) is a useful supplemental measure of the company's operating performance. The company defines NOI as operating revenues from continuing operations (rental income, tenant recoveries and other income) less property and related expenses from continuing operations (real estate taxes, repairs and maintenance, marketing and other property expenses). As with FFO discussed above, NOI has been reflected on a consoliodated and pro rata basis. Other REITs may use different methodologies for calculating NOI, and accordingly, the company's NOI may not be comparable to other REITs.


Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact on operations from trends in occupancy rates, rental rates and operating costs. This measure thereby provides an operating perspective not immediately apparent from GAAP operating or net income. The company uses NOI to evaluate its operating performance on a property-by-property basis because NOI allows the company to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on the company's operating results, gross margins and investment returns.

 In addition, management believes that NOI provides useful information to the investment community about the company's operating performance. However, due to the exclusions noted above, NOI should only be used as an alternative measure of the Company's financial performance. For reference and as an aid in understanding of management's computation of NOI, a reconciliation of NOI to consolidated operating income as computed in accordance with GAAP has been presented.


PRO RATA INFORMATION


The company has presented information on its consolidated and unconsolidated properties separately in the accompanying financial schedules. As a significant portion of the company's total operations are structured as joint venture arrangements which are unconsolidated, management of the company believes that operating data with respect to all properties owned provides important insights into the net cash flow and income produced by such investments for the company as a whole. In addition, the individual items of revenue and expense for the unconsolidated centers have been presented at the company's pro rata ownership share (generally 50%) of such unconsolidated ventures. As the management operating philosophies and strategies are the same regardless of ownership structure, an aggregate presentation of revenues and expenses and other operating statistics yields a more accurate representation of the relative size and significance of the elements of the company's overall operations.


RISKS AND UNCERTAINTIES

This release may contain forward-looking statements that involve risks and uncertainties. All statements other than statements of historical fact are statements that may be deemed forward-looking statements, which are subject to a number of risks, uncertainties and assumptions. Representative examples of these risks, uncertainties and critical accounting or other assumptions include (without limitation) general industry and economic conditions, acts of terrorism, interest rate trends, cost of capital and capital requirements, availability of real estate properties, competition from other companies and venues for the sale/distribution of goods and services, changes in retail rental rates in the company's markets, shifts in customer demands, tenant bankruptcies or store closures, changes in vacancy rates at the company's properties, changes in operating expenses, including employee wages, benefits and training, governmental and public policy changes, changes in applicable laws, rules and regulations (including changes in tax laws), the ability to obtain suitable equity and/or debt financing, and the continued availability of financing in the amounts and on the terms necessary to support the company's future business. Readers are referred to the documents filed by General Growth Properties, Inc. with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

                                       ###

FUNDS FROM OPERATIONS and                                                Three Months Ended                Twelve Months Ended
PORTFOLIO RESULTS (unaudited)                                               December 31,                       December 31,
(in thousands, except share and per share data)                         2003             2002             2003             2002

FUNDS FROM OPERATIONS (FFO) (a)
Funds From Operations - Operating Partnership                       $    205,925     $    169,717     $    618,561     $    485,304
Less: Allocations to Operating Partnership unitholders              $     43,067     $     40,626     $    138,568     $    116,170
                                                                    ------------     ------------     ------------     ------------
Funds From Operations - Company stockholders                        $    162,858     $    129,091     $    479,993     $    369,134

Funds From Operations per share - Company stockholders - basic      $       0.75     $       0.69     $       2.39     $       1.98
Funds From Operations per share - Operating Partnership - basic     $       0.75     $       0.69     $       2.39     $       1.98
Funds From Operations per share - Operating Partnership - diluted   $       0.75     $       0.65     $       2.31     $       1.88
Weighted average number of Company shares outstanding - basic            215,785          187,082          200,875          186,544
Weighted average number of Company shares outstanding - basic
   (assuming full conversion of Operating Partnership units)             272,848          245,767          258,865          245,250
Weighted average number of Company shares outstanding - diluted
   (assuming full conversion of Operating Partnership units and
   convertible preferred stock)                                          273,853          271,941          273,069          271,259

PORTFOLIO RESULTS (b)
Total revenues (c),(d)                                              $    475,641     $    405,621     $  1,629,181     $  1,295,883
Operating expenses                                                      (142,284)        (114,870)        (518,231)        (397,112)
                                                                    ------------     ------------     ------------     ------------
Real estate property net operating income                                333,357          290,751        1,110,950          898,771
Net General Growth Management, Inc. (GGMI) operations                        695            6,571            4,828            6,517
Headquarters and regional costs including
   depreciation that reduces FFO                                         (15,964)         (22,721)         (66,475)         (56,487)
General and administrative                                                (2,289)          (4,386)          (9,585)          (8,990)
Net interest expense (e)                                                 (99,572)         (84,654)        (367,577)        (302,034)
Preferred stock dividends                                                      -           (6,116)         (13,030)         (24,467)
Preferred unit distributions                                             (10,302)          (9,728)         (40,550)         (28,006)
                                                                    ------------     ------------     ------------     ------------
Funds From Operations - Operating Partnership                       $    205,925     $    169,717     $    618,561     $    485,304
                                                                    ============     ============     ============     ============

SUMMARIZED BALANCE SHEET INFORMATION (unaudited)                                     December 31,     December 31,
                                                                                         2003             2002

Cash and marketable securities                                                       $     10,677     $     54,116
Investment in real estate
   Net land, building and equipment                                                  $  8,405,092     $  6,069,073
   Developments in progress                                                               168,521           90,492
   Investment in and loans from Unconsolidated Real Estate Affiliates                     630,613          766,519
                                                                                     ------------     ------------
Investment in real estate, net                                                       $  9,204,226     $  6,926,084
Total assets                                                                         $  9,582,897     $  7,280,822

Mortgage and other notes payable                                                        6,649,490        4,592,311
Minority interest - Preferred                                                             495,211          468,201
Minority interest - Common                                                                408,613          377,746
Preferred stock                                                                                 -          337,500
Stockholders' equity                                                                    1,670,409        1,196,525
                                                                                     ------------     ------------
Total capitalization (at cost)                                                       $  9,223,723     $  6,972,283
                                                                                     ============     ============

PORTFOLIO CAPITALIZATION DATA (unaudited)

Total portfolio debt (Company debt above ($6,649,490 and $4,592,311, respectively) plus pro rata share of debt ($1,907,478 and $2,177,024, respectively) from unconsolidated affiliates) of which (after the effect of the Company's current swap agreements) $2,806,803 and
   $2,453,571, respectively, is comprised of variable rate debt                      $  8,556,968     $  6,769,335
Preferred stock                                                                                 -          449,415
Preferred equity - primarily preferred Operating Partnership units                        495,211          468,201
Stock market value of common stock and common Operating Partnership
   units outstanding at end of period                                                   7,575,923        4,261,573
                                                                                     ------------     ------------
Total market capitalization at end of period                                         $ 16,628,102     $ 11,948,524
                                                                                     ============     ============

(a) Due to the three-for-one stock split effective December 5, 2003, all share and per share amounts have been reflected on a post-split basis.

(b) Portfolio results combine the revenues and expenses of General Growth Management, Inc. (a Taxable REIT Subsidiary) with the applicable ownership percentage multiplied by the revenues and expenses from properties wholly and/or partially owned by the Operating Partnership.

(c) Includes straight-line rent of $3,679 and $4,823 for the three months ended and $17,068 and $14,653 for the twelve months ended December 31, 2003 and 2002, respectively.

(d) Includes non-cash rental revenue recognized pursuant to SFAS #141 and #142 of $4,528 and $6,837 for the three months ended and $23,504 and $6,837 for the twelve months ended December 31, 2003 and 2002, respectively.

(e) As of the first quarter of 2003 and pursuant to SFAS #145 - Rescission of FASB Statements 4,44 and 64 and Technical Corrections, the Company now reflects costs related to the extinguishment of debt as additional interest expense. Previously, such costs were reflected as an extraordinary item. As required, EPS and FFO for the three and twelve months ended December 31, 2002 has been adjusted to maintain comparability.

                        GENERAL GROWTH PROPERTIES, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
        FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2003 AND 2002
                                  (UNAUDITED)
                (Dollars in thousands, except per share amounts)


                                                                       THREE MONTHS ENDED                  TWELVE MONTHS ENDED
                                                                          DECEMBER 31,                         DECEMBER 31,
                                                                       2003             2002              2003             2002
                                                                  -----------       -----------       ------------      -----------
Revenues:
    Minimum rents                                                 $   233,300       $   185,000       $   781,675       $   584,260
    Tenant recoveries                                                  95,480            71,905           333,712           255,526
    Overage rents                                                      18,842            16,515            34,928            28,044
    Management and other fees                                          22,466            20,084            84,138            75,479
    Other                                                              14,701            12,960            36,275            33,367
                                                                  -----------       -----------       ------------      -----------
     Total revenues                                                   384,789           306,464         1,270,728           976,676
Expenses:
    Real estate taxes                                                  24,520            17,360            89,038            61,096
    Repairs and maintenance                                            25,364            19,306            82,217            62,674
    Marketing                                                          10,503            10,222            35,797            28,681
    Other property operating costs                                     44,394            29,780           153,786           107,919
    Provision for doubtful accounts                                     1,291               187             7,009             3,859
    Property management and other costs                                28,424            30,502           109,844            94,795
    General and administrative                                          2,054             4,386             8,533             8,720
    Depreciation and amortization                                      65,155            55,242           231,172           179,542
                                                                  -----------       -----------       -----------       -----------
       Total expenses                                                 201,705           166,985           717,396           547,286
                                                                  -----------       -----------       -----------       -----------
Operating income                                                      183,084           139,479           553,332           429,390

Interest income                                                           641               475             2,308             3,689
Interest expense                                                      (78,905)          (61,996)         (278,543)         (219,029)
Income allocated to minority interests                                (37,933)          (33,801)         (112,111)          (86,670)
Equity in income of unconsolidated affiliates                          32,500            35,987            94,480            80,825
                                                                  -----------       -----------       -----------       -----------
Income from continuing operations                                      99,387            80,144           259,466           208,205
Discontinued operations, net of minority interest:
    Income from operations                                                  -               157               225             1,034
    Gain on disposition                                                     -                 -             3,720                19
                                                                  -----------       -----------       -----------       -----------
Income from discontinued operations, net                                    -               157             3,945             1,053
                                                                  -----------       -----------       -----------       -----------
Net income                                                             99,387            80,301           263,411           209,258
                                                                  -----------       -----------       -----------       -----------

Preferred stock dividends                                                   -            (6,117)          (13,030)          (24,467)
                                                                  -----------       -----------       -----------       -----------
Net income available to common stockholders                       $    99,387       $    74,184       $   250,381       $   184,791
                                                                  ===========       ===========       ===========       ===========


Earnings from continuing operations per share-basic               $      0.46       $      0.40       $      1.23       $      0.98
                                                                  ===========       ===========       ===========       ===========
Earnings from continuing operations per share-diluted             $      0.46       $      0.38       $      1.20       $      0.98
                                                                  ===========       ===========       ===========       ===========

Earnings from discontinued operations, net per share-basic        $         -       $         -       $      0.02       $      0.01
                                                                  ===========       ===========       ===========       ===========
Earnings from discontinued operations, net per share-diluted      $         -       $         -       $      0.02       $         -
                                                                  ===========       ===========       ===========       ===========

Earnings per share-basic                                          $      0.46       $      0.40       $      1.25       $      0.99
                                                                  ===========       ===========       ===========       ===========
Earnings per share-diluted                                        $      0.46       $      0.38       $      1.22       $      0.98
                                                                  ===========       ===========       ===========       ===========

                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003
                            (In thousands, unaudited)

                                                               Consolidated    Unconsolidated
                                                                  Centers        Centers(a)           Total
                                                               ------------    --------------      -----------
Property revenues
    Minimum rents (b),(c)                                      $   781,675       $   286,452       $ 1,068,127
    Tenant recoveries                                              333,712           140,334           474,046
    Overage rents                                                   34,928             8,624            43,552
    Other (d)                                                       35,378             8,078            43,456
                                                               -----------       -----------       -----------
      Total property revenues                                    1,185,693           443,488         1,629,181

Property operating expenses
   Real estate taxes                                                89,038            40,056           129,094
   Repairs and maintenance                                          82,217            33,716           115,933
   Marketing                                                        35,797            14,137            49,934
   Other property operating costs                                  153,786            60,811           214,597
   Provision for doubtful accounts                                   7,009             1,664             8,673
                                                               -----------       -----------       -----------
Total property operating expenses                                  367,847           150,384           518,231
                                                               -----------       -----------       -----------
      Real estate property net operating income                    817,846           293,104         1,110,950

GGMI fees (e)                                                       84,138                 -            84,138
GGMI expenses (e)                                                  (79,310)                -           (79,310)
Headquarters/regional costs                                        (30,534)          (24,760)(f)       (55,294)
General and administrative                                          (8,533)           (1,052)           (9,585)
Depreciation that reduces FFO (g)                                  (11,181)                -           (11,181)
Interest income                                                      2,308             1,721             4,029
Interest expense                                                  (268,974)          (87,399)         (356,373)
Amortization of deferred finance costs                              (7,072)           (4,994)          (12,066)
Debt extinguishment costs (h)                                       (2,497)             (670)           (3,167)
Preferred stock dividends                                          (13,030)                -           (13,030)
Preferred unit distributions                                       (40,550)                -           (40,550)
                                                               -----------       -----------       -----------
Uncombined Funds From Operations                                   442,611           175,950           618,561
Equity in Funds from Operations of Unconsolidated Centers          175,950          (175,950)                -
                                                               -----------       -----------       -----------
Operating Partnership Funds From Operations                    $   618,561       $         -       $   618,561
                                                               ===========       ===========       ===========


                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002
                            (In thousands, unaudited)

                                                               Consolidated    Unconsolidated
                                                                  Centers        Centers(a)           Total
                                                               ------------    --------------      ------------
Property revenues
    Minimum rents (b)                                          $   584,260       $   253,872       $   838,132
    Tenant recoveries                                              255,526           125,538           381,064
    Overage rents                                                   28,044             8,407            36,451
    Other (d)                                                       33,830             6,406            40,236
                                                               -----------       -----------       -----------
      Total property revenues                                      901,660           394,223         1,295,883

Property operating expenses
   Real estate taxes                                                61,096            34,336            95,432
   Repairs and maintenance                                          62,674            29,910            92,584
   Marketing                                                        28,681            13,280            41,961
   Other property operating costs                                  107,919            53,515           161,434
   Provision for doubtful accounts                                   3,859             1,842             5,701
                                                               -----------       -----------       -----------
Total property operating expenses                                  264,229           132,883           397,112
                                                               -----------       -----------       -----------
      Real estate property net operating income                    637,431           261,340           898,771

GGMI fees (e)                                                       75,479                 -            75,479
GGMI expenses (e)                                                  (68,962)                -           (68,962)
Headquarters/regional costs                                        (25,833)          (20,940)(f)       (46,773)
General and administrative                                          (8,720)             (270)           (8,990)
Depreciation that reduces FFO (g)                                   (9,714)                -            (9,714)
Interest income                                                      3,688             7,531            11,219
Interest expense                                                  (213,882)          (90,937)         (304,819)
Amortization of deferred finance costs                              (5,096)           (1,995)           (7,091)
Debt extinguishment costs (h)                                          (50)           (1,293)           (1,343)
Preferred stock dividends                                          (24,467)                -           (24,467)
Preferred unit distributions                                       (28,006)                -           (28,006)
                                                               -----------       -----------       -----------
Uncombined Funds From Operations                                   331,868           153,436           485,304
Equity in Funds from Operations of Unconsolidated Centers          153,436          (153,436)                -
                                                               -----------       -----------       -----------
Operating Partnership Funds From Operations                    $   485,304       $         -       $   485,304
                                                               ===========       ===========       ===========

(a)  The Unconsolidated Centers include Quail Springs, Town East, the GGP/Ivanhoe entities, the GGP/Teachers entities and the
     GGP/Homart entities and are reflected at the Operating Partnership's share of such amounts.
(b)  Includes straight-line rent of $17,068 and $14,653 for the twelve months ended December 31, 2003 and 2002, respectively.
(c)  Includes SFAS #141 and #142 minimum rent accretion of $23,504 and $6,837 for the twelve months ended December 31, 2003 and
     2002, respectively.
(d)  Includes $292 and $1,846 for the twelve months ended December 31, 2003 and 2002, respectively, of net FFO of investment property sold in 2003.
(e)  Represents the revenues and operating expenses of GGMI, the Company's taxable REIT subsidiary.
(f)  Headquarters/regional costs for the unconsolidated centers include property management and other fees to GGMI.
(g)  Represents depreciation on non-income producing assets including the Company's headquarters building.
(h)  As of the first quarter of 2003 and pursuant to SFAS 145 - Rescission of FASB Statements 4,44 and 64 and Technical Corrections,
     the Company now reflects costs related to the extinguishment of debt as additional interest expense. Previously, such costs were reflected as an extraordinary item. As required, FFO for the twelve months ended December 31, 2002 has been adjusted to maintain comparability.

                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2003
                            (In thousands, unaudited)

                                                             Consolidated    Unconsolidated
                                                               Centers         Centers(a)      Total
                                                             -----------     --------------    ---------
Property revenues
    Minimum rents (b),(c)                                      $ 233,300       $  72,280       $ 305,580
    Tenant recoveries                                             95,480          32,561         128,041
    Overage rents                                                 18,842           5,214          24,056
    Other (d)                                                     14,174           3,790          17,964
                                                               ---------       ---------       ---------
      Total property revenues                                    361,796         113,845         475,641

Property operating expenses
   Real estate taxes                                              24,520           9,226          33,746
   Repairs and maintenance                                        25,364           8,957          34,321
   Marketing                                                      10,503           3,211          13,714
   Other property operating costs                                 44,394          14,636          59,030
   Provision for doubtful accounts                                 1,291             182           1,473
                                                               ---------       ---------       ---------
Total property operating expenses                                106,072          36,212         142,284
                                                               ---------       ---------       ---------
      Real estate property net operating income                  255,724          77,633         333,357

GGMI fees (e)                                                     22,466               -          22,466
GGMI expenses (e)                                                (21,771)              -         (21,771)
Headquarters/regional costs                                       (6,653)         (6,404)(f)     (13,057)
General and administrative                                        (2,054)           (235)         (2,289)
Depreciation that reduces FFO (g)                                 (2,907)              -          (2,907)
Interest income                                                      641             440           1,081
Interest expense                                                 (76,909)        (20,766)        (97,675)
Amortization of deferred finance costs                            (1,996)           (969)         (2,965)
Debt extinguishment costs (h)                                          -             (13)            (13)
Preferred stock dividends                                              -               -               -
Preferred unit distributions                                     (10,302)              -         (10,302)
                                                               ---------       ---------       ---------
Uncombined Funds From Operations                                 156,239          49,686         205,925
Equity in Funds from Operations of Unconsolidated Centers         49,686         (49,686)              -
                                                               ---------       ---------       ---------
Operating Partnership Funds From Operations                    $ 205,925       $       -       $ 205,925
                                                               =========       =========       =========

                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2002
                            (In thousands, unaudited)

                                                             Consolidated    Unconsolidated
                                                               Centers         Centers(a)        Total
                                                             ------------    --------------    ---------
Property revenues
    Minimum rents (b)                                          $ 184,926       $  78,876       $ 263,802
    Tenant recoveries                                             71,905          35,593         107,498
    Overage rents                                                 16,515           5,660          22,175
    Other (d)                                                      8,894           3,252          12,146
                                                               ---------       ---------       ---------
      Total property revenues                                    282,240         123,381         405,621

Property operating expenses
   Real estate taxes                                              17,360           8,454          25,814
   Repairs and maintenance                                        19,306           9,970          29,276
   Marketing                                                      10,222           3,741          13,963
   Other property operating costs                                 29,780          16,614          46,394
   Provision for doubtful accounts                                   187            (764)           (577)
                                                               ---------       ---------       ---------
Total property operating expenses                                 76,855          38,015         114,870
                                                               ---------       ---------       ---------
      Real estate property net operating income                  205,385          85,366         290,751

GGMI fees (e)                                                     23,285               -          23,285
GGMI expenses (e)                                                (16,714)              -         (16,714)
Headquarters/regional costs                                      (13,788)         (6,260)(f)     (20,048)
General and administrative                                        (4,386)              -          (4,386)
Depreciation that reduces FFO (g)                                 (2,673)              -          (2,673)
Interest income                                                      475           1,901           2,376
Interest expense                                                 (60,116)        (23,252)        (83,368)
Amortization of deferred finance costs                            (1,996)           (825)         (2,821)
Debt extinguishment costs (h)                                          -            (841)           (841)
Preferred stock dividends                                         (6,116)              -          (6,116)
Preferred unit distributions                                      (9,728)              -          (9,728)
                                                               ---------       ---------       ---------
Uncombined Funds From Operations                                 113,628          56,089         169,717
Equity in Funds from Operations of Unconsolidated Centers         56,089         (56,089)              -
                                                               ---------       ---------       ---------
Operating Partnership Funds From Operations                    $ 169,717       $       -       $ 169,717
                                                               =========       =========       =========

(a) The Unconsolidated Centers include Quail Springs, Town East, the GGP/Ivanhoe entities, the GGP/Teachers entities and the
    GGP/Homart entities and are reflected at the Operating Partnership's share of such amounts.
(b) Includes straight-line rent of $3,679 and $4,823 for the three months ended December 31, 2003 and 2002, respectively.
(c) Includes SFAS #141 and #142 minimum rent accretion of $4,528 and $6,837 for the three months ended December 31, 2003 and 2002.
(d) Includes zero and $459 for the three months ended December 31, 2003 and 2002, respectively, of net FFO of investment property sold in 2003.
(e) Represents the revenues and operating expenses of GGMI, the Company's taxable REIT subsidiary.
(f) Headquarters/regional costs for the unconsolidated centers include property management and other fees to GGMI.
(g) Represents depreciation on non-income producing assets including the Company's headquarters building.
(h) As of the first quarter of 2003 and pursuant to SFAS 145 - Rescission of FASB Statements 4,44 and 64 and Technical Corrections,
    the Company now reflects costs related to the extinguishment of debt as additional interest expense. Previously, such costs were reflected as an extraordinary item. As required, fourth quarter 2002 FFO has been adjusted to maintain comparability.

RECONCILIATION OF REAL ESTATE PROPERTY NET OPERATING INCOME                Three Months Ended            Twelve Months Ended
    TO GAAP OPERATING INCOME (unaudited)                                      December 31,                  December 31,
                                                                             2003          2002            2003            2002
Real estate property net operating income, including Unconsolidated
    Centers                                                             $   333,357     $   290,751     $ 1,110,950     $   898,771
    Real estate property net operating income - Unconsolidated Centers      (77,633)        (85,366)       (293,104)       (261,340)
                                                                        -----------     -----------     -----------     -----------
Real estate property net operating income - Consolidated Centers            255,724         205,385         817,846         637,431
    GGMI fees                                                                22,466          23,285          84,138          75,479
    GGMI expenses                                                           (21,771)        (16,714)        (79,310)        (68,962)
    Headquarters/regional costs                                              (6,653)        (13,788)        (30,534)        (25,833)
    General and administrative                                               (2,054)         (4,386)         (8,533)         (8,720)
    Depreciation and amortization                                           (65,155)        (55,242)       (231,172)       (179,542)
    Other (*)                                                                   527             939             897            (463)
                                                                        -----------     -----------     -----------     -----------
GAAP Operating income - Consolidated General Growth Properties, Inc.    $   183,084     $   139,479     $   553,332     $   429,390
                                                                        ===========     ===========     ===========     ===========

(*) Reflects discontinued operations and minority interest in Consolidated Centers real estate property net operating income

RECONCILIATION OF GAAP NET INCOME TO FUNDS FROM OPERATIONS
- (unaudited) (*)
Net income (loss) available to common stockholders                      $    99,387     $    74,184     $   250,381     $   184,791
Extraordinary items (**)                                                          -               -               -               -
                                                                        -----------     -----------     -----------     -----------
Income available to common stockholders before extraordinary items           99,387          74,184         250,381         184,791
Income from discontinued operations, net of minority interest                     -            (157)         (3,945)         (1,053)
                                                                        -----------     -----------     -----------     -----------
Income from continuing operations                                            99,387          74,027         246,436         183,738
Allocations to Operating Partnership unitholders                             27,374          23,230          71,145          57,821
FFO of property sold in 2003                                                      -             459             292           1,846
Depreciation and amortization of capitalized real estate costs
    (including SFAS #141 and #142 in-place lease costs)
    other than amortization of financing costs                               79,164          72,001         300,688         241,899
                                                                        -----------     -----------     -----------     -----------
Funds From Operations - Operating Partnership                               205,925         169,717         618,561         485,304
Funds From Operations - Operating Partnership unitholders                   (43,766)        (40,626)       (138,568)       (116,170)
                                                                        -----------     -----------     -----------     -----------
Funds From Operations - Company stockholders                                162,159         129,091         479,993         369,134
                                                                        ===========     ===========     ===========     ===========

(*) Reconciliation of net income determined in accordance with generally accepted accounting principles to FFO (Company non-GAAP supplemental measure of operating performance) as defined by NAREIT and as required by SEC Regulation G.

(**) As of the first quarter of 2003 and pursuant to SFAS #145 -
     Rescission of FASB Statements 4,44 and 64 and Technical
     Corrections, the Company now reflects costs related to the extinguishment of debt as additional interest expense.
     Previously, such costs were reflected as an extraordinary item. As required, FFO for the three and twelve months ended
     December 31, 2002 has been adjusted to maintain comparability.

RECONCILIATION OF WEIGHTED AVERAGE SHARES OUTSTANDING
    FOR GAAP AND FFO PER SHARE COMPUTATIONS - (unaudited)

Weighted average number of Company shares outstanding - for GAAP
basic EPS(i)                                                                215,785         187,082         200,875         186,544
Full conversion of Operating Partnership units                               57,063          58,685          57,990          58,706
                                                                        -----------     -----------     -----------     -----------

Weighted average number of Company shares outstanding - for basic FFO
   per share                                                                272,848         245,767         258,865         245,250
                                                                        ===========     ===========     ===========     ===========

Weighted average number of Company shares outstanding - for GAAP
   diluted EPS(ii)                                                          216,790         213,256         215,079         212,553
Full conversion of Operating Partnership units                               57,063          58,685          57,990          58,706
                                                                        -----------     -----------     -----------     -----------
Weighted average number of Company shares outstanding - for diluted
   FFO per share                                                            273,853         271,941         273,069         271,259
                                                                        ===========     ===========     ===========     ===========

(i) Due to the three-for-one stock split effective December 5, 2003, all share and per share amounts have been reflected on a post-split basis.

(ii) In 2003 and 2002, the PIERS are dilutive for the computation of EPS and are included in the total weighted average outstanding shares for diluted
     EPS purposes.


COMPANY PORTFOLIO DATA (a)
AS OF AND/OR FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003 (unaudited)

                                                                            Consolidated    Unconsolidated         Company
                                                                              Centers          Centers            Portfolio
                                                                            ------------    -------------       -------------
Space leased at centers not
    under redevelopment(b)                                                     91.2%              91.4%             91.3%
Trailing 12 month total sales per sq. ft. (b)(d)                            $   337            $   376           $   351
Average annualized in place rent per sq. ft.                                $ 28.37            $ 32.63           $ 29.90
Average rent per sq. ft. for
    new/renewal leases(c)                                                   $ 31.83            $ 34.71           $ 33.29
Average rent per sq. ft. for leases
    expiring in 2003(c)                                                     $ 22.16            $ 31.29           $ 26.70
% change in total sales(b)(d)                                                   2.7%               3.4%              3.0%
% change in comparable sales(b)(d)                                              0.4%               0.3%              0.4%

(a) Data is for 100% of the Mall GLA in each portfolio, including those centers that are owned in part by unconsolidated affiliates. Data excludes miscellaneous (non-mall) properties. Data presented in the column "Company Portfolio" are weighted average amounts.
(b)  Data excludes properties currently being redeveloped and/or remerchandised.
(c)  Excludes 2003 acquisition transactions.
(d)  Due to tenant sales reporting timelines, data presented is as of November.